UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: July 17, 2008
BANK MUTUAL CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	000-31207	39-2004336

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin	53223

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(414) 354-1500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 17, 2008, Bank Mutual Corporation announced its results for the quarter ended June 30, 2008. A copy of Bank Mutual’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.
* * * * *
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2008	BANK MUTUAL CORPORATION (Registrant)
	By:	/s/ Michael T. Crowley, Jr.
Michael T. Crowley, Jr.
Chairman, President and Chief Executive Officer

2